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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

                              HYBRID TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


      Nevada                       000-33391              88-0490890
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(State or Other Jurisdiction      (Commission       ( I.R.S. Employer
     of Incorporation)            File Number)      Identification No.)


5001 East Bonanza Road, Suite 138-145, Las Vegas, Nevada             89110
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      (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (818) 780-2403


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        Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
                                        Year

         On August 3, 2005, the Board of Directors of Hybrid Technologies, Inc. approved the change of the company's fiscal year end from January 31 to July 31. The report covering the transition period will be filed on Form 10-KSB, which will be filed within 90 days of July 31, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            HYBRID TECHNOLOGIES, INC.

                            By /s/ Holly Roseberry
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                               Chief Executive Officer

Date: August 5, 2005